UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 31, 2009

BALL CORPORATION

(Exact name of Registrant as Specified in Charter)

Indiana	001-07349	35-0160610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Longs Peak Drive, P.O. Box 5000, Broomfield, Colorado		80021-2510
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code  (303) 469-3131

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry Into a Material Definitive Agreement.

Amendment to Credit Agreement

On July 31, 2009, Ball Corporation (the “Company”), Ball European Holdings S.ar.l., various financial institutions party thereto as lenders, and Deutsche Bank AG, New York Branch, as administrative agent for the lenders, entered into a Second Amendment to Credit Agreement (the “Amendment”) which further amends the credit agreement, dated October 13, 2005 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”).

The Amendment, among other things, clarifies that any additional term facilities need not have pricing, fees and other economic terms that are substantially similar to the existing term loan facilities and requires that new lenders under any additional term facilities consent in advance with respect to such additional term facility loans to the extension or replacement of the Company’s existing multicurrency and Canadian revolving credit facilities. The Amendment also modifies the voluntary prepayment provisions of the Credit Agreement to allow the Company to designate that prepayments be applied first to any specified scheduled payments due within 12 months of such prepayment.

A copy of the Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the material terms of the Amendment is qualified in its entirety by reference to such exhibit.

Item 2.03.                  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The disclosures under Item 1.01 of this Current Report on Form 8-K relating to the Amendment are also responsive to Item 2.03 of this report and are incorporated by reference into this Item 2.03.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1

Second Amendment to Credit Agreement, dated July 31, 2009, by and among Ball Corporation, Ball European Holdings S.ar.l., various financial institutions party thereto as lenders and Deutsche Bank AG, New York Branch, as administrative agent for the lenders, amending the Credit Agreement, dated October 13, 2005, as subsequently amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2009	BALL CORPORATION

	By:	/s/ Raymond J. Seabrook
	Name:	Raymond J. Seabrook
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1

Second Amendment to Credit Agreement, dated July 31, 2009, by and among Ball Corporation, Ball European Holdings S.ar.l., various financial institutions party thereto as lenders and Deutsche Bank AG, New York Branch, as administrative agent for the lenders, amending the Credit Agreement, dated October 13, 2005, as subsequently amended.